The following disclosure replaces the front cover of "Statement of Additional
                                  Information".


                               UPRIGHT GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                 March 6 , 2000


     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's Prospectus dated March 6, 2000, which may be obtained by writing the Fund at Upright Growth Fund c/o Mutual Shareholder Services, 1301 East Ninth St, Suite 1005, Cleveland, OH 44114 or calling the Fund at 1-216-736-3500. The Fund is a portfolio of Upright Investments Trust.

TABLE OF CONTENTS                            PAGE

Investment Policies and Limitations            2
Portfolio Transactions                         5
Management of the Trust                        5
Investment Management and Administration       6
Performance                                    7
Taxes and Distributions                        8
Description of the Trust                       9


Investment Adviser and  Administrator
Upright Financial Corporation
615 West Mt. Pleasant Avenue
Livingston, NJ  07039

Custodian
Fifth Third Bank Corporation
38 Fountain Square Plaza
Cincinnati, Ohio 45263

Transfer Agent
Mutual Shareholder Services
1301 East Ninth Street, Suite 1005
Cleveland, OH 44114

Independent Accountants
Baird, Kurtz & Dobson
120 West 12th St., Suite 1200
Kansas City, MO 64105-2112

Underwriter
Maxus Securities Corp.,
1301 East Ninth Street, Suite 3600
Cleveland, OH  44114






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The following disclosure replaces the back cover of "Statement of Additional
Information".

price of shares and requires that each agreement entered into or executed by the Trust or the Trustees include a provision limiting the obligations created thereby to the Trust and its assets.

Voting Rights. The Fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights and the right of redemption are described in the Prospectus. Shares are fully paid and non-assessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the Trust for any purpose related to the Trust including for the purpose of voting on the removal of one or more Trustees.

Year 2000. The Fund believes that the year 2000 issue will not pose significant operational problems for the Fund. Also the Fund believes that the year 2000 issue will not have a material adverse effect on the Fund's future financial condition, liquidity or results of operations during 1999 and in the future.

Auditor. Baird, Kurtz & Dobson, 120 West 12th St., Suite 1200, Kansas City, MO serves as the Trust's independent accountant. The independent accountant examines financial statements for the Fund and provides other audit, tax and related services.

Financial Statements. The Fund's financial statements and independent auditors report to be included in the Statement of Additional Information are incorporated herein by reference to the Trust 's Annual report to shareholders for the fiscal year ended September 30,1999. The Trust will provide the annual report without charge at written or telephone request.